SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☒ Definitive proxy statement.

☐ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HARVARD ILLINOIS BANCORP, INC.

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(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

MARK S. SALADIN

SCOTT RIPKEY

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

April 2, 2013

Dear Fellow Shareholder,

I am writing because we are running an independent nominee for a seat on HARI’s Board of Directors for the second year.

Since going public in 2010, we believe HARI’s performance has been poor to mediocre, at best. According to HARI itself,1 their average return on equity for the past three years was 1.94%, which we believe is sub-par. (According to the FDIC, the average ROE for all FDIC insured savings institutions from 2010 to 2012 was 7.52%, or 5.43 % for institutions with a similar asset size).2 We believe HARI's board and management has had a reasonable amount of time to turn the Bank into an institution that can provide meaningful returns to its owners, and they have failed to do so.

We believe the returns to shareholders remain unsatisfactory and, therefore, the Bank should explore a merger or sale to a better-run institution in order to maximize shareholder value.

Our nominee shares our beliefs. Vote for our candidate to ensure that one board seat is committed to representing shareholders.

Thank you for your time and support.

Sincerely,

/s/ Joseph Stilwell

Joseph Stilwell

________________________

1 HARI's Form 10-K filed with the Securities and Exchange Commission on March 22, 2013.

2 See http://www2.fdic.gov/qbp/2010dec/all3a2.html;
http://www2.fdic.gov/qbp/2011dec/all3a2.html; and
http://www2.fdic.gov/qbp/2012dec/all3a2.html (used to calculate average for institutions with a similar asset size); See also http://www2.fdic.gov/qbp/2012dec/all1a.html (all institutions average).

You will only be able to vote for the Stilwell Group's nominee by signing and returning the Group's GREEN proxy card in the accompanying postage-paid envelope or in accordance with your broker's instructions. If you have already returned the Company's card, you can override your previous vote and vote for our slate by returning the GREEN card to us. If you have any questions, please contact our proxy solicitor:

Okapi Partners LLC

437 Madison Avenue, 28th Floor

New York, NY 10022

Toll Free: 855-305-0855

Also, please feel free to call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

212-269-1551

info@stilwellgroup.com

HARVARD ILLINOIS BANCORP, INC.

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2013 ANNUAL MEETING OF STOCKHOLDERS

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PROXY STATEMENT OF THE STILWELL GROUP

IN OPPOSITION TO

THE BOARD OF DIRECTORS OF HARVARD ILLINOIS BANCORP, INC.

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WHY YOU WERE SENT THIS PROXY STATEMENT

The Stilwell Group is furnishing this Proxy Statement and accompanying GREEN proxy card to the holders of Common Stock of Harvard Illinois Bancorp, Inc. (the "Company" or “Harvard Illinois Bancorp”). We are seeking proxies to vote at the Annual Meeting in connection with our bid to elect Mark S. Saladin (the “Nominee”) to the Company’s Board of Directors (the "Board") at the Company's 2013 Annual Meeting of Stockholders. The Annual Meeting is scheduled to be held on May 23, 2013, at 8:00 a.m., Illinois time, at the Harvard Police Station, 201 West Front St., 2nd Floor, Harvard, Illinois, and the record date for the Annual Meeting is March 28, 2013. Stockholders who own shares as of the close of business on that date will be entitled to vote at the Annual Meeting.

As there are three directors up for re-election, we are “rounding out” our slate of one candidate by permitting stockholders to also vote for the Company's nominees other than Chairman of the Board William D. Schack.  Unless instructed otherwise, proxies will also be voted against the Company's non-binding proposal to approve its executive compensation, for "1 Year" with respect to the Company's non-binding proposal for future advisory votes on executive compensation, and in favor of ratification of the selection of the Company's independent registered public accountants. Additional voting instructions are stated below. This Proxy Statement and GREEN proxy card are first being mailed or furnished to stockholders on or about April 3, 2013.

The Stilwell Group, members of which own, as of the date of this Proxy Statement, an aggregate of 80,000 shares of Common Stock, is believed to be the Company's largest stockholder.

The Stilwell Group consists of:

  Stilwell Value Partners II, L.P., a Delaware limited partnership ("Stilwell Value Partners II")
  Stilwell Value Partners VII, L.P., a Delaware limited partnership ("Stilwell Value Partners VII")
  Stilwell Partners, L.P., a Delaware limited partnership ("Stilwell Partners")
  Stilwell Value LLC, a Delaware limited liability company which is the general partner of Stilwell Value Partners II and Stilwell Value Partners VII ("Stilwell Value LLC")
  Joseph Stilwell, individually and as the managing member of Stilwell Value LLC and the general partner of Stilwell Partners
  Mark S. Saladin, nominee
  Scott Ripkey, alternate nominee

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Additional information concerning the Group is set forth under the headings "Proposal Number 1: Election of Directors" and "Certain Information Regarding the Participants" and in Appendix A.

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY.  IF YOU ARE A RECORD HOLDER (NAMELY, YOU OWN YOUR COMPANY STOCK IN CERTIFICATE FORM), PLEASE SIGN AND DATE YOUR GREEN PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THEM TO VOTE THE GREEN PROXY CARD ON YOUR BEHALF (YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE).

We urge you not to return any white proxy card sent to you by the Company. Remember, your last dated proxy is the only one that counts. If you are a registered holder, return the GREEN proxy card as explained in the instructions on the GREEN proxy card, even if you previously delivered a proxy to the Company. If your shares are held in street name, contact the person responsible for your account and instruct them to execute and return the GREEN proxy card on your behalf.

Please refer to the Company's definitive proxy statement when it becomes available for a full description of management's candidates for election as directors.

Holders of record of shares of the Common Stock on the record date for the Annual Meeting are urged to vote even if your shares have been sold after that date.

If you have any questions or need assistance in voting your shares, please call:

Okapi Partners LLC

Attn: Bruce H. Goldfarb or Charles W. Garske

437 Madison Avenue, 28th Floor

New York, NY 10022

Call Toll-Free: 855-305-0855

Also, please feel free to call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

212-269-1551

info@stilwellgroup.com

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 PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

The Board currently consists of seven members. Three seats on the Board are up for election at the Annual Meeting. The terms of directors William D. Schack, Michael P. Feeney, and Steven Garrels will expire at this year’s Annual Meeting. At the Annual Meeting, the Group will seek to elect Mark S. Saladin (the "Nominee"), who has consented to being named in this Proxy Statement and to serving as a director on the Board if elected. The election of Mr. Saladin requires the affirmative vote of a plurality of the votes cast. If elected and seated, our Nominee will be entitled to serve a three-year term. Mr. Saladin is an attorney who has been a Partner at the Woodstock law firm of Zanck, Coen & Wright, P.C. since 1998 and has been a Woodstock, Illinois City Council member since November 2010. We believe he would be a valuable addition to the Board.  As there are three directors up for re-election, we are "rounding out" our slate of one candidate by permitting stockholders to also vote for the Company's nominees other than Chairman of the Board William D. Schack. There is no assurance that the candidates nominated by the Company will serve as Directors if the Stilwell Group’s Nominee is elected. For additional information regarding the Company's nominees for election as directors, please refer to the Company's definitive proxy statement when it becomes available.

The Company entered into a memorandum of understanding (the "MOU") with the Office of Thrift Supervision on September 2, 2010. The MOU, which is described by the Company at Page F-73 of its Form 10-K for the year ended December 31, 2012, may require regulatory approval of directors. If necessary and if elected, Mr. Saladin (or the alternate nominee) would apply for regulatory approval.

If you sign and return the Stilwell Group's GREEN proxy card, you will be deemed to have voted FOR Mr. Saladin unless you instruct otherwise.

Mark S. Saladin: Mr. Saladin has been a Partner at the law firm of Zanck, Coen & Wright, P.C. since 1998. His areas of practice include general business and corporate law, real estate, and real estate development. Mr. Saladin has been a Woodstock, Illinois City Council member since November 2010 and is currently serving a four-year term ending in April 2015. He is the Vice President of McHenry County Youth Sports Association (“MCYSA”), a nonprofit organization which runs youth baseball events, and serves on the MCYSA board of directors. Mr. Saladin has a BA in Business-Economics from Illinois Benedictine College and received his JD from The John Marshall School of Law. Mr. Saladin has extensive management and business experience and experience advising and providing legal guidance to boards of directors and officers. He is not employed by any parent, subsidiary or other affiliate of the Company.

We note that there can be no assurance that Mr. Saladin, if elected and seated, will be successful in persuading other members of the Board to adopt any of his suggestions, because Mr. Saladin would constitute one member out of seven, a minority position. Although the Stilwell Group believes a sale of the Company may be in the best interests of stockholders, the Group has no proposals or plans regarding a sale.

Specific Qualities: Mr. Saladin has an extensive legal background and possesses significant legal expertise. His past experience in corporate law, real estate and real estate development would make him a valuable asset to the Board.

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If Mr. Saladin is unable to serve as a director, the proxies named on the attached GREEN card will vote for the election of our alternate nominee, Scott Ripkey (the "Alternate Nominee") discussed below. Our Nominee and Alternate Nominee are "independent" as defined in Rule 5605(a)(2) of the listing standards for companies quoted on The NASDAQ Stock Market.

On February 28, 2013, the Stilwell Group provided the Company with notice, in accordance with the Company's Bylaws, of the Stilwell Group's intention to nominate Mr. Saladin for election to the Board. We did this because the Company's Bylaws require that advance notice of nominations be provided to the Company's Secretary in advance of the Annual Meeting. In order to preserve our ability to nominate Mr. Ripkey in the future, should Mr. Saladin be unable to serve, we were required to provide advance notice for both individuals. As stated above, however, we intend to nominate Mr. Ripkey only in the event that Mr. Saladin is unable to serve as a director. In addition, we reserve the right to solicit proxies for the election of any other substitute nominee if the Company makes or announces any changes to its charter documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our Nominee, to the extent this is not prohibited under the Company’s charter documents and applicable law.  In any such case, shares represented by the enclosed GREEN proxy card will be voted for such substitute nominee.  We reserve the right to nominate additional persons, to the extent this is not prohibited under the Company’s charter documents and applicable law, if the Company increases the size of its board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

Scott Ripkey: For more than five years, Mr. Ripkey has been employed by and has been the President of Fontana Partners, Inc., which is a manufacturers' representative of manufacturers of plastics and metals for the automotive, medical and fueling services industries. He was the Vice President of United Plastics Group from 1999 until 2002 and a director of United Plastics Group from 2000 until 2001. Prior to joining United Plastics Group, Mr. Ripkey was a sales manager for Kiehl Engineering Company. Mr. Ripkey received a BS from the University of Minnesota. He has valuable business and management insight and extensive leadership experience. He is not employed by any parent, subsidiary or other affiliate of the Company.

Specific Qualities: Mr. Ripkey has an extensive business background and possesses significant management expertise. His past experience as a manufacturers' representative with sales to the automotive, medical and fueling services industries would make him a valuable asset to the Board.

As described in more detail in Appendix A below, we have granted options to purchase shares of Common Stock to each of the Nominee and the Alternate Nominee. The options will become exercisable only upon the occurrence of one of several specified transactions, such as the sale, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company. If either the Nominee or the Alternate Nominee is elected as a director of the Company, the existence of the options may serve as a financial inducement for him to encourage the Company to pursue such a transaction in circumstances where the interests of other shareholders may differ.

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PROPOSAL NUMBER 2: ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company will also submit to an advisory vote a proposal for the stockholders to approve the compensation of the Company's named executive officers. This non-binding vote is commonly referred to as a “say-on-pay vote”. We intend to vote, and recommend that you vote, AGAINST Proposal 2. The reason we recommend this is because, as described elsewhere in our proxy materials, we believe that the Company's performance has been sub-par and that the overall level of cash compensation of the Company's executive officers is higher than is appropriate in light of this performance.

The compensation of the Company's named executive officers will be deemed to be approved if the votes cast in favor of Proposal 2 exceed the votes cast against it at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

PROPOSAL NUMBER 3: ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION

The stockholders will also be asked to vote, on an advisory or non-binding basis, on how frequently the Company should hold an advisory vote on the compensation of executive officers. When voting, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years, or they may abstain from the vote. We intend to vote, and recommend that you vote, FOR "1 YEAR" for future advisory votes on executive compensation. We believe that this voting frequency would ensure greater accountability to shareholders. The Company has also recommended that advisory votes on executive compensation be conducted every year.

The option that receives the highest number of advisory votes cast by stockholders will be the frequency for the advisory vote on executive compensation deemed to have been selected by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

PROPOSAL NUMBER 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company will also submit to a vote of stockholders ratification of the appointment of BKD, LLP as the Company's independent registered public accountants for 2013. We intend to vote, and recommend that you vote, FOR Proposal 4.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Except as described herein, there are no material proceedings to which any Stilwell Group member, or any associate of any Group member, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described in Appendix A, no Group member or any associate of any Group member has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company.

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Except as described in Appendix A, no Group member or any associate of any Group member (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company; (4) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (5) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

No Group member or any associate of any Group member, during the past 10 years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Additional information concerning the Group, including, but not limited to, beneficial ownership of and transactions in the Common Stock, is set forth in Appendix A.

OTHER MATTERS

The Stilwell Group anticipates that the Company's definitive proxy statement, when it becomes available, will contain information regarding (1) the securities ownership of certain beneficial owners and management; (2) the committees of the Board; (3) the meetings of the Board and all Board committees; (4) the background of the Company's nominees for election as directors; (5) the compensation of the Company's directors and executive officers; and (6) the services and fees of the Company's independent registered public accountants. The Group has no knowledge of the accuracy of the Company's disclosures in its proxy materials.

STOCKHOLDER PROPOSALS

In order to be considered at the Company's 2014 Annual Meeting of Stockholders, but not included in its proxy materials, the Company's Bylaws provide that a stockholder proposal to take action at such meeting must be received at its executive office not more than 90 days and not less than 80 days prior to the date of such meeting; provided, that if less than 90 days’ notice of such meeting is given to stockholders, such stockholder proposal must be received at its executive office not later than the 10th day following the date on which notice of such meeting was mailed to stockholders or was otherwise disclosed in a press release reported by a nationally recognized news service, in a document publicly filed or furnished with the Securities and Exchange Commission, or on the Company's website.

The Company has stated that it expects the next annual meeting of stockholders of the Company to be held on May 22, 2014.  In that event, advance written notice of business or nominations to the Company's Board of Directors, to be brought before next year’s annual meeting of stockholders, must be given to the Company no earlier than February 21, 2014 and no later than March 3, 2014.

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The Company has stated that, in order to be eligible for inclusion in the Company's proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at the Company's executive office, 58 North Ayer Street, Harvard, Illinois 60033, no later than December 2, 2013.  If the Company changes the date of the 2014 annual meeting of stockholders by more than 30 days, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting.

SOLICITATION; EXPENSES

Proxies may be solicited by the Stilwell Group by mail, e-mail; advertisement, telephone, facsimile, and personal solicitation. Phone calls will be made to stockholders by Joseph Stilwell and certain of his personnel, as well as employees of Okapi Partners LLC. Mr. Stilwell will be principally responsible for soliciting proxies for the Group and certain of his personnel will perform additional work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Group's solicitation material to their customers for whom they hold shares and the Group will reimburse them for their reasonable out-of-pocket expenses. The Group has retained Okapi Partners LLC to assist in the solicitation of proxies and for related services. The Group will pay Okapi Partners LLC a fee of up to $20,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Group has agreed to indemnify Okapi Partners LLC against certain liabilities and expenses. Approximately 20 persons will be used by Okapi Partners LLC in its solicitation efforts.

Although a precise estimate cannot be made at the present time, the Group currently estimates that the total expenditures relating to the proxy solicitation to be incurred by the Group will be approximately $75,000, of which approximately $10,000 has been incurred to date. The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Group. The Group intends to seek reimbursement from the Company for the entire cost of our solicitation and does not intend to submit the question of such reimbursement to a vote of stockholders.

WHO CAN VOTE AT THE ANNUAL MEETING

The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 28, 2013.  Stockholders of the Company as of the close of business on the record date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the record date. On the record date, there were 829,850 shares of Common Stock outstanding.

HOW TO VOTE BY PROXY

To elect the Stilwell Group’s Nominee to the Board, if you are a record holder (namely, you own your Company stock in certificate form), you can vote by marking your vote on the GREEN proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided.  If your shares are held in “street name,” follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote via the Internet or by telephone.  Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now.  Please contact our proxy solicitor Okapi Partners LLC at 855-305-0855 if you require assistance in voting your shares.  This Proxy Statement and the accompanying form of GREEN proxy card are available at www.myproxyonline.com/HarvardIllinois.

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Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN proxy card but do not make any specific choices, your shares will be voted: (a) “FOR” the election of our Nominee to the Board of Directors, (b) "AGAINST" the Company's non-binding proposal to approve its executive compensation, (c) FOR "1 Year" with respect to the Company's non-binding proposal relating to future advisory votes on executive compensation, and (d) “FOR” the ratification of the appointment of BKD, LLP as the Company's independent registered public accountants for 2013.

You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees for election as directors.  The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority to vote for William D. Schack, one of the Company’s nominees.

Rule 14a-4(c)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before commencing our solicitation of proxies.  It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement.  If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card.  At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions.  Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN proxy card on your behalf.  You should also sign, date and mail the voting instruction form your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the Internet).  Please do this for each account you maintain to ensure that all of your shares are voted.

Many banks and brokerage firms are participating in programs that allow eligible stockholders to vote by telephone or via the Internet.  If your bank or brokerage firm is participating in a telephone voting program or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form.  Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded.  Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If your bank or brokerage firm does not provide you with a voting form, but instead you receive our GREEN proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

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VOTING AND PROXY PROCEDURES

The Board of Directors of the Company is divided into three classes of directors with staggered terms of three years.  If elected and seated, Mark S. Saladin would serve for a three-year term expiring in 2016.  Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding entitled to vote at the Annual Meeting will constitute a quorum.  Proxies relating to “street name” shares that are voted by brokers on some but not all of the matters before stockholders at the Annual Meeting will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be entitled to vote at the Annual Meeting on those matters as to which authority to vote is not given to the broker (“broker non-votes”).  Accordingly, broker non-votes will not affect the outcome of the election of directors, and are not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

At this meeting, proxies relating to “street name” shares will not be voted for any matters presented at the Annual Meeting unless the stockholder gives instructions on how to vote the stockholder’s shares.

The election of Mr. Saladin requires the affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting.  Assuming the presence of a quorum at the Annual Meeting, Proposal 2 and Proposal 4 will require the affirmative vote of a majority of the votes cast at the Annual Meeting. For Proposal 3, the option that receives the highest number of advisory votes cast by stockholders will be deemed to have been selected by stockholders.

THE STILWELL GROUP URGES YOU TO VOTE FOR THE ELECTION OF THE GROUP'S NOMINEE AS A DIRECTOR OF THE COMPANY AS SOON AS POSSIBLE.  PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Company’s Corporate Secretary at the Company’s principal executive offices at 58 North Ayer Street, Harvard, Illinois 60033, or (3) attending the Annual Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Company and voting in person.  You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy. If you have already sent a white proxy to management of the Company, you can revoke that proxy by signing, dating and mailing the GREEN proxy card or by voting in person at the Annual Meeting.

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Only holders of record as of the close of business on the record date for the Annual Meeting, March 28, 2013, will be entitled to vote at the Annual Meeting.  If you were a stockholder of record on the record date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date.   Accordingly, it is important that you vote the shares held by you on the record date, or grant a proxy to vote such shares, even if you sell your shares after the record date.

IMPORTANT:  If you wish to support Mr. Saladin, please sign, date and return only the Stilwell Group’s GREEN proxy card.  If you later vote on management’s white proxy (even if it is to withhold authority to vote for management’s nominees), you will revoke your previous vote for Mr. Saladin.  Please discard the Company’s white proxy card.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

IF YOU SIGN THE GREEN PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE HARVARD ILLINOIS BANCORP, INC. COMMON STOCK REPRESENTED BY THE GREEN PROXY CARD FOR THE ELECTION OF MARK S. SALADIN AND THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS A DIRECTOR, OTHER THAN WILLIAM D. SCHACK, AGAINST THE COMPANY'S NON-BINDING PROPOSAL TO APPROVE ITS EXECUTIVE COMPENSATION, FOR "1 YEAR" WITH RESPECT TO THE COMPANY'S NON-BINDING PROPOSAL REGARDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION, AND FOR THE RATIFICATION OF BKD, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2013.

ADDITIONAL INFORMATION

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

10

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT.  PLEASE VOTE FOR MR. SALADIN.  ONLY YOUR LATEST DATED PROXY COUNTS.  EVEN IF YOU HAVE ALREADY RETURNED A WHITE PROXY TO THE COMPANY’S BOARD OF DIRECTORS, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A GREEN PROXY TO US AS PROVIDED BELOW.

 IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING (IN THE ENCLOSED POSTAGE-PAID ENVELOPE) THE ENCLOSED GREEN PROXY CARD AS SOON AS POSSIBLE.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.

This Proxy Statement and the accompanying form of GREEN proxy card are available at www.myproxyonline.com/HarvardIllinois.  If you have any questions or require any assistance, please contact Okapi Partners LLC, proxy solicitors for the Stilwell Group, at the following address and telephone number:

Okapi Partners LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
Toll Free: 855-305-0855

Please feel free to call or email the Stilwell Group as follows:

The Stilwell Group
111 Broadway, 12th Floor
New York, NY 10006
(212) 269-1551
Attention: Ms. Megan Parisi
info@stilwellgroup.com

Sincerely,

/s/ Joseph Stilwell
Joseph Stilwell
The Stilwell Group

April 2, 2013

11

APPENDIX A

IDENTITY OF PARTICIPANTS

The participants in this solicitation include Stilwell Value Partners II, L.P., a Delaware limited partnership ("Stilwell Value Partners II"); Stilwell Value Partners VII, L.P., a Delaware limited partnership ("Stilwell Value Partners VII"); Stilwell Partners, L.P., a Delaware limited partnership ("Stilwell Partners"); Stilwell Value LLC, a Delaware limited liability company ("Stilwell Value LLC"), and Joseph Stilwell (collectively, the "Beneficial Owners"), as well as Mark S. Saladin and Scott Ripkey (together, the "Nominees," and collectively with the Beneficial Owners, the "Group" or "Participants").

With respect to each Participant, other than as disclosed in this Appendix A, such Participant is not, and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of Harvard Illinois Bancorp, Inc. (the "Company"), including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Value Partners II and Stilwell Value Partners VII, and Joseph Stilwell, in his capacity as the general partner of Stilwell Partners and managing member and 99% owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits.

With respect to each Participant, other than as disclosed in this Appendix A, neither such Participant nor any of such Participant's associates has any arrangement or understanding with any person with respect to (A) any future employment by the Company or its affiliates or (B) any future transactions to which the Company or any of its affiliates will or may be a party.

DIRECT BENEFICIAL OWNERSHIP OF PARTICIPANTS

The table below shows the number of shares of Common Stock beneficially owned directly by each Participant. Any Participant not listed in the table does not have direct beneficial ownership of Common Stock. The indirect beneficial ownership of Common Stock by the Participants is described under "Description of Beneficial Ownership and Beneficial Owners" below.

Title of Class	Name of Beneficial Owner	Direct Beneficial Ownership	Percent of Class (1)

Common Stock, par value $0.01 per share ("Common Stock")	Stilwell Value Partners II	24,930	3.0%
Common Stock	Stilwell Value Partners VII	15,070	1.8%
Common Stock	Stilwell Partners	40,000	4.8%

(1) The percentages used in this filing are calculated based on the number of outstanding shares of Common Stock, 829,850, reported as the number of outstanding shares as of March 21, 2013, in the Company's Form 10-K filed with the Securities and Exchange Commission on March 22, 2013.

A-1

DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

Joseph Stilwell is the general partner of Stilwell Partners and the managing member of and owner of more than 99% of the equity in Stilwell Value LLC, which is the general partner of Stilwell Value Partners II and Stilwell Value Partners VII.

The business address of Stilwell Value Partners II, Stilwell Value Partners VII, Stilwell Partners, Stilwell Value LLC, and Joseph Stilwell is 111 Broadway, 12th Floor, New York, New York 10006.

The principal employment of Joseph Stilwell is investment management. Stilwell Value Partners II, Stilwell Value Partners VII and Stilwell Partners are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is a registered investment adviser and serves as the general partner of Stilwell Value Partners II, Stilwell Value Partners VII and related partnerships.

Because he is the general partner of Stilwell Partners, Joseph Stilwell has the power to direct the affairs of Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Partners. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Partners with regard to those shares of Common Stock.

Because he is the managing member and 99% owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners II and Stilwell Value Partners VII, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners II and Stilwell Value Partners VII, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners II and Stilwell Value Partners VII. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners II and Stilwell Value Partners VII with regard to those shares of Common Stock.

The Beneficial Owners may be deemed to beneficially own, in the aggregate, 80,000 shares of Common Stock, representing approximately 9.6% of the Company's outstanding shares of Common Stock (based upon the 829,850 shares of Common Stock reported as the number of outstanding shares as of March 21, 2013, in the Company's Form 10-K filed with the Securities and Exchange Commission on March 22, 2013). The Beneficial Owners have an interest in the election of directors at the Annual Meeting as stockholders.

A-2

TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase of shares of Common Stock by Mr. Stilwell and entities affiliated with Mr. Stilwell within the past two years and the number of shares of Common Stock in each purchase. No shares were sold during the period.

Name	Date	Shares of Common Stock Purchased
Stilwell Value Partners II	03/31/11	9,780
Stilwell Value Partners II	04/04/11	8,650
Stilwell Value Partners II	04/07/11	2,500
Stilwell Value Partners II	12/13/11	1,000
Stilwell Value Partners II	12/19/11	300
Stilwell Value Partners II	12/21/11	1,000
Stilwell Value Partners II	12/22/11	1,000
Stilwell Value Partners II	01/30/12	700
Stilwell Value Partners VII	03/31/11	7,500
Stilwell Value Partners VII	04/04/11	5,800
Stilwell Value Partners VII	04/07/11	1,770

(1) Such funds were provided from time to time, in part by margin account loans from subsidiaries of Fidelity Brokerage Services LLC extended in the ordinary course of business. All purchases of shares of Common Stock made by the Group using funds borrowed from Fidelity Brokerage Services LLC, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by members of the Group may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to members of the Group. Such loans generally bear interest at a rate based on the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers. There are currently no outstanding loans or indebtedness by the Group with respect to its shares of Common Stock.

INFORMATION ABOUT NOMINEES

With respect to each Nominee, such Nominee is independent under the independence standards applicable to the Company under (i) paragraph (a)(1) of Item 407 of Regulation S-K and (ii) NASDAQ Listing Rule 5605.

NAME	Mark S. Saladin

AGE:	54

BUSINESS ADDRESS: RESIDENTIAL ADDRESS:	40 Brink Street Crystal Lake, Illinois 60014 1267 Amber Court Woodstock, Illinois 60098

PRINCIPAL OCCUPATION OR EMPLOYMENT:	See Proxy Statement section "PROPOSAL NUMBER 1: ELECTION OF DIRECTORS"

CITIZENSHIP:	United States

A-3

Mr. Saladin has an interest in the election of directors at the Company's annual meeting pursuant to the Nominee Agreement attached as Exhibit 6 and the Stock Option Agreement attached as Exhibit 8 to the Schedule 13D filed with the Securities and Exchange Commission on March 1, 2013, by the Stilwell Group, and pursuant to the Nominee Agreement attached as Exhibit 3 and the Stock Option Agreement attached as Exhibit 5 to the Schedule 13D filed with the Securities and Exchange Commission on February 7, 2012, by the Stilwell Group. Under the respective Nominee Agreements, Mr. Saladin agreed to be nominated to the Board of Directors of the Company for the 2012 and 2013 elections and Stilwell Value Partners II and Stilwell Value Partners VII agreed to reimburse Mr. Saladin for his expenses incurred in connection with his nomination to the Board of Directors and indemnify and hold Mr. Saladin harmless for all damages and claims which may arise in connection with being nominated to the Board of Directors for 2012 and 2013. Under the 2012 and 2013 Stock Option Agreements, Mr. Saladin was granted the option to purchase an aggregate of 20,000 shares of the Common Stock owned by Stilwell Value Partners II and Stilwell Value Partners VII at a purchase price of $13.00 per share for 2012 and the same number of shares of Common Stock at a purchase price of $13.75 per share for 2013 ("Option Shares"). Of these: 5,000 Option Shares vested under the 2012 agreement the day after the Company's 2012 annual meeting of stockholders; 5,000 Option Shares will vest under the 2013 agreement the day after the Company's 2013 annual meeting of stockholders (provided that Mr. Saladin has not withdrawn from and remains eligible for election as a director of the Company through that date); none of the remaining 15,000 Option Shares under the 2012 agreement have vested or will vest; and the remaining 15,000 Option Shares under the 2013 agreement will vest if and when Mr. Saladin is seated on the Company's board of directors by reason of solicitation of proxies by the Participants or at the invitation of the Company with the grantor's consent. The options will become exercisable upon the occurrence of certain transactions specified in the Stock Option Agreements, including the sale, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company. Under each Stock Option Agreement, the options will expire three years after the first 5,000 Option Shares vested, unless terminated earlier. Mr. Saladin does not, and his associates do not, own, beneficially or of record, any shares of Common Stock of the Company.

NAME	Scott Ripkey

AGE:	47

BUSINESS ADDRESS: RESIDENTIAL ADDRESS:	1021 Tarrant Drive Fontana, WI 53125 1021 Tarrant Drive Fontana, WI 52125

PRINCIPAL OCCUPATION OR EMPLOYMENT:	See Proxy Statement section "PROPOSAL NUMBER 1: ELECTION OF DIRECTORS"

CITIZENSHIP:	United States

Mr. Ripkey has an interest in the election of directors at the Company's annual meeting pursuant to the Nominee Agreement attached as Exhibit 7 and the Stock Option Agreement attached as Exhibit 9 to the Schedule 13D filed with the Securities and Exchange Commission on March 1, 2013, by the Stilwell Group. Under the Nominee Agreement, Mr. Ripkey agreed to be nominated to the Board of Directors of the Company for the 2013 election and Stilwell Value Partners II and Stilwell Value Partners VII have agreed to reimburse Mr. Ripkey for his expenses incurred in connection with his nomination to the Board of Directors and indemnify and hold Mr. Ripkey harmless for all damages and claims which may arise in connection with being nominated to the Board of Directors. Under the Stock Option Agreement, Mr. Ripkey was granted the option to purchase an aggregate of 20,000 shares of the Common Stock owned by Stilwell Value Partners II and Stilwell Value Partners VII at a purchase price of $13.75 per share ("Option Shares"). Of these: 5,000 Option Shares will vest the day after the Company's 2013 annual meeting of stockholders (provided that Mr. Ripkey has not withdrawn from and remains eligible for election as a director of Company through that date); and the remaining 15,000 Option Shares will vest if and when Mr. Ripkey is seated on the Company's board of directors by reason of solicitation of proxies by the Participants or at the invitation of the Company with the grantor's consent. The option will become exercisable upon the occurrence of certain transactions specified in the Stock Option Agreement, including the sale, transfer, conveyance or other disposition in one or a series of related transactions, of all or substantially all of the assets of the Company. The option will expire three years after the first 5,000 Option Shares vest, unless terminated earlier. Mr. Ripkey does not, and his associates do not, own, beneficially or of record, any shares of Common Stock of the Company.

A-4

Proxy

This proxy is solicited by the Stilwell Group in opposition to the Board of Directors of Harvard Illinois Bancorp, Inc. for the 2013 Annual Meeting of Stockholders

This solicitation is not being made by the Board of Directors of Harvard Illinois Bancorp, Inc.

The undersigned hereby appoints Ms. Corissa Briglia, Mr. Charles W. Garske, Mr. Bruce H. Goldfarb, Ms. Megan Parisi, and Mr. Spencer L. Schneider, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Harvard Illinois Bancorp, Inc. ("Harvard Illinois Bancorp" or the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Harvard Police Station located at 201 West Front St., 2nd Floor, Harvard, Illinois, on May 23, 2013 at 8:00 a.m., Illinois Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. **Unless otherwise specified, this proxy will be voted "FOR" the election of the Stilwell Group's Nominee for election as director as noted on the reverse, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "FOR" the ratification of the appointment of BKD, LLP as the Company's independent registered public accountants for 2013.** This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 23, 2013. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.myproxyonline.com/HarvardIllinois.

For registered shares, your proxy must be received by 11:59 P.M. Central Daylight Time on May 22, 2013.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

1. ELECTION OF DIRECTORS

— To elect Mr. Mark S. Saladin

☐ FOR ☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the persons who have been nominated by the Company to serve as Directors, other than the Company nominee noted below. There is no assurance that the candidates nominated by the Company will serve as Directors if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for William D. Schack.

Note: If you wish to withhold authority from voting on any of the persons who have been nominated by the Company to serve as Director, other than William D. Schack, write the name(s) of the Company nominee(s) in the space below:

2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

4. RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR HARVARD ILLINOIS BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2013.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Dated: ____________________

____________________ ____________________

Signature Title

____________________ ____________________

Signature (if held jointly) Title

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Daylight Time, on May 22, 2013.

Vote by Internet

- Log on to the Internet and go to www.myproxyonline.com
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-866-437-4543 within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.